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                                                                    EXHIBIT 99

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the annual report of the Monsanto Savings and Investment Plan (the "Plan") on Form 11-K for the plan year ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Wilma K. Schopp, Chairperson of the Monsanto Company Employee Benefits Plan Committee and Administrator of the Monsanto Savings and Investment Plan, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)      The Report fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the net assets available for benefits and changes in net assets available for benefits of the Plan.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Monsanto Savings and Investment Plan and will be retained by the Monsanto Savings and Investment Plan and furnished to the Securities and Exchange Commission or its staff upon request.

                        /s/ WILMA K. SCHOPP
                        ----------------------------------
                        Wilma K. Schopp, Chairperson of the Monsanto
                        Company Employee Benefits Plan Committee and
                        Administrator of the Monsanto Savings and
                        Investment Plan

                        In the dual capacities of Chief Executive
                        Officer and Chief Financial Officer of the
                        Monsanto Savings and Investment Plan


June 26, 2003